UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2005 (June 8, 2005)

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as “we,” “us,” or “our”) hereby amends our Current Report on Form 8-K dated June 14, 2005 to provide the required financial statements relating to our acquisition of the Parkway Vista, located in Plano, Texas, a suburb of Dallas, Texas, as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the Parkway Vista that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01    Financial Statements and Exhibits

		Page
(a)	Financial Statements of Businesses Acquired.

	Report of Independent Auditors	3

	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2004 and the Three Months Ended March 31, 2005	4

	Notes to the Statements of Revenues and Certain Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2005	8

	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2005	9

	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Exhibits.

	None

Report of Independent Auditors

To the Partners of Behringer Harvard
Mid-Term Value Enhancement Fund I LP:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Parkway Vista property (the “Parkway Vista”) for the year ended December 31, 2004. This Statement of Revenues and Certain Expenses is the responsibility of Behringer Harvard Mid-Term Value Enhancement Fund I LP’s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Parkway Vista’s revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Parkway Vista for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
July 25, 2005

Parkway Vista
Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004 and the
Three Months Ended March 31, 2005

		Three Months
	Year Ended	Ended
	December 31,	March 31, 2005
	2004	(unaudited)

Revenues:
Rental revenue	$589,026	$152,891
Tenant reimbursement income	11,677	2,690
Other income	5,226	1,405

Total revenues	605,929	156,986

Expenses:
Maintenance and service contracts	72,214	17,932
Utilities	19,710	4,814
Management fees	26,568	7,040
Administrative expenses	4,400	1,401
Property taxes	109,685	27,421
Insurance	13,441	2,546
Repairs and maintenance	19,741	1,418

Total expenses	265,759	62,572

Revenues in excess of certain expenses	$340,170	$94,414

The accompanying notes are an integral part of these statements.

Parkway Vista
Notes to the Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2004 and the
Three Months Ended March 31, 2005

1.    Basis of Presentation and Summary of Significant Accounting Policies

On June 8, 2005, Behringer Harvard Mid-Term Value Enhancement Fund I LP acquired a two-story suburban office building containing approximately 33,467 rentable square feet (unaudited) located on approximately 2.0 acres of land (unaudited) in Plano, Texas (the “Parkway Vista”).

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K. The statements are not intended to be a complete presentation of the revenues and expenses of the Parkway Vista for the year ended December 31, 2004 and the three months ended March 31, 2005, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Parkway Vista have been excluded.

Revenue Recognition
The tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Tenant reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred. Other income consists of income for leased parking spaces and fees for late rental payments.

Maintenance and Service Contracts
Maintenance and service contracts expense represent some of the direct expenses of operating the Parkway Vista and includes maintenance, repairs, cleaning, heating and air-conditioning, and security costs that are expected to continue in the ongoing operation of the Parkway Vista. Expenditures for maintenance and service contract expenses are charged to operations as incurred.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of revenues and certain expenses during the reporting periods. Actual results may differ from those estimates.

2.    Leases

The minimum future cash rentals of the tenant leases based on the noncancelable operating leases held at December 31, 2004 are as follows:

2005	$634,833
2006	605,273
2007	412,713
2008	75,357
2009	38,886
Total	$1,767,062

3.    Major Tenants

The following represents revenue from the tenants who individually represent more than 10% of the Parkway Vista’s revenue for the year ended December 31, 2004 and the three months ended March 31, 2005:

	Year Ended December 31, 2004	Three Months Ended March 31, 2005 (unaudited)
Blue Star Title Incorporated	$ 106,785	$ 26,664
HKB Rehabilitation Services, Plano LP	99,463	24,866
Independent Franchisee	83,711	22,950

4.    Related Party Transactions

Realty Capital Corporation (“Realty Capital”), an affiliate of the previous owner of the Parkway Vista, had the sole and exclusive right to manage, operate, lease, and supervise the overall maintenance of the Parkway Vista. Under the terms of the management agreement, Realty Capital received a monthly property management fee equal to the greater of 4.5% of the monthly gross income of the Parkway Vista or $450. Total management fees during the year ended December 31, 2004 and the three months ended March 31, 2005 were $26,568 and $7,040, respectively.

5.    Statement of Revenues and Certain Expenses for the Three Months Ended March 31, 2005

The statement of revenues and certain expenses for the three months ended March 31, 2005 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results for a full year for the operation of the Parkway Vista.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Financial Information

On June 8, 2005, we acquired the Parkway Vista, a two-story suburban office building containing approximately 33,467 rentable square feet, located on approximately 2.0 acres of land in Plano, Texas, a suburb of Dallas, Texas, through our direct and indirect partnership interests in Behringer Harvard Parkway Vista LP. The purchase price of the Parkway Vista was $5,275,597, including closing costs. We used proceeds from our public offering of limited partnership units, which ended on February 19, 2005, to pay the entire purchase price and all closing costs of the acquisition.

In the opinion of our management, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Balance Sheet
as of March 31, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the Parkway Vista as of March 31, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on March 31, 2005, nor does it purport to represent our future financial position.

	March 31, 2005
	as Reported	Pro Forma			Pro Forma
	(a)	Adjustments			March 31, 2005
Assets
Real estate
Land	$6,186,232	$1,050,000	(b	)	$7,236,232
Buildings, net	14,293,924	3,627,101	(b	)	17,921,025
Acquired in-place lease intangibles, net	4,934,263	830,005	(b	)	5,764,268
Total real estate	25,414,419	5,507,106			30,921,525

Cash and cash equivalents	13,466,996	(5,275,597	(b	)	8,191,399
Restricted cash	15,046	-			15,046
Accounts receivable, net	206,860	-			206,860
Prepaid expenses and other assets	149,573	14,695	(b	)	164,268
Total assets	$39,252,894	$246,204			$39,499,098

Liabilities and partners' capital

Liabilities
Accounts payable	$27,637	$-			$27,637
Payables to affiliates	227,512	-			227,512
Acquired below market lease intangibles, net	330,099	95,519	(b	)	425,618
Distributions payable	225,550	-			225,550
Accrued liabilities	766,871	150,685	(b	)	917,556
Total liabilities	1,577,669	246,204			1,823,873

Commitments and contingencies

Partners' capital
Limited partners - 44,000,000 units authorized;
4,432,560 units issued and outstanding	37,674,749	-			37,674,749
General partners	476	-			476
Total partners' capital	37,675,225	-			37,675,225
Total liabilities and partners' capital	$39,252,894	$246,204			$39,499,098

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Parkway Vista as of January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Three Months Ended	Prior Acquisition	Statement of
	March 31, 2005	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Three Months Ended
	(a)	(b)	(c)	Adjustments			March 31, 2005
Revenue
Rental revenue	$784,486	$150,745	$152,891	$5,117	(d	)	$1,093,239
Other income	-	10,265	4,095	-			14,360
Total revenues	784,486	161,010	156,986	5,117			1,107,599

Expenses
Property operating expenses	224,611	2,393	26,710	-			253,714
Real estate taxes	90,320	7,255	27,421	-			124,996
Property and asset management fees	51,810	11,316	7,040	(7,040)	(e	)	75,836
				6,116	(f	)
				6,594	(g	)
General and administrative	114,518	-	1,401	-			115,919
Depreciation and amortization	229,903	71,480	-	81,782	(h	)	383,165
Total expenses	711,162	92,444	62,572	87,452			953,630

Interest income	69,763	-	-	-			69,763

Net income (loss)	$143,087	$68,566	$94,414	$(82,335)			$223,732

Allocation of net income:
Net income allocated to general partners	$2						$3
Net income allocated to limited partners	$143,085						$223,729

Weighted average number of limited
partnership units outstanding	4,025,975						4,025,975

Net income per limited partnership unit	$0.04						$0.06

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the Parkway Vista as of January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

		Prior Acquisition	Statement of
	December 31, 2004	Pro Forma	Revenues and				Pro Forma
	As Reported	Adjustments	Certain Expenses	Pro Forma			Year ended
	(a)	(b)	(c)	Adjustments			December 31, 2004
Revenue
Rental revenue	$1,183,349	$1,839,279	$589,026	$20,469	(d	)	$3,632,123
Other income	-	551,060	16,903	-			567,963
Total revenues	1,183,349	2,390,339	605,929	20,469			4,200,086

Expenses
Property operating expenses	385,012	459,003	125,106	-			969,121
Real estate taxes	137,728	233,431	109,685	-			480,844
Property and asset management fees	71,166	160,122	26,568	(26,568)	(e	)	281,227
				23,561	(f	)
				26,378	(g	)
General and administrative	313,821	30,220	4,400	-			348,441
Depreciation and amortization	309,500	847,166	-	327,126	(h	)	1,483,792
Total expenses	1,217,227	1,729,942	265,759	350,497			3,563,425

Interest income	44,913	-	-	-			44,913

Net income (loss)	$11,035	$660,397	$340,170	$(330,028)			$681,574

Allocation of net income:
Net income allocated to general partners	$-						$12
Net income allocated to limited partners	$11,035						$681,562

Weighted average number of limited
partnership units outstanding	1,353,476			2,075,164	(i	)	3,428,640

Net income per limited partnership unit	$0.01						$0.20

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of March 31, 2005.

b.	Reflects the acquisition of the Parkway Vista by us for $5,275,597. We allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$1,050,000
Building	3,627,101	25 years
Above/below market leases, net	(75,052)	3.67 years
Tenant improvements, leasing commissions
& legal fees	413,457	3.67 years
In-place leases	149,863	3.67 years
Tenant relationships	246,218	8.67 years
Prepaid expenses and other assets	14,695
Prepaid rent	(42,257)
Other accruals	(108,428)
	$5,275,597

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months ended March 31, 2005

a.	Reflects our historical operations for the three months ended March 31, 2005.

b.	Reflects the Pro Forma results for 2800 Mockingbird, which was acquired on March 11, 2005.

c.	Reflects the historical revenues and certain expenses of the Parkway Vista.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 44 months.

e.	Reflects the reversal of historical property management fees for the Parkway Vista.

f.	Reflects pro forma property management fees associated with the management of the Parkway Vista by HPT Management Services LP, our affiliate. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g.	Reflects pro forma asset management fees associated with the Parkway Vista. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.5% of the asset value.

h.	Reflects depreciation and amortization of the Parkway Vista using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$3,627,101	25 years
Real estate intangibles[1]	488,268	3.67 years
Tenant relationships	246,218	8.67 years

               __________________________

              ¹ Included in real estate intangibles is $20,467 of above market lease value and $95,519 of below market lease value, which are amortized to rental income. See Note d.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the Hopkins, Northpoint, Tucson Way and 2800 Mockingbird Properties for the portion of 2004 that we did not own these properties.

c.	Reflects the historical revenues and certain expenses of the Parkway Vista.

d.	Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 44 months.

e.	Reflects the reversal of historical property management fees for the Parkway Vista.

f.
Reflects pro forma property management fees associated with the management of the Parkway Vista by HPT Management Services LP, our affiliate. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g.
Reflects pro forma asset management fees associated with the Parkway Vista. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.5% of the asset value.

h.	Reflects depreciation and amortization of the Parkway Vista using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$3,627,101	25 years
Real estate intangibles[1]	488,268	3.67 years
Tenant relationships	246,218	8.67 years

   __________________________

    ¹ Included in real estate intangibles is $20,467 of above market lease value and $95,519 of below market lease value, which are amortized to rental income. See Note d.

i.
Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Hopkins, Northpoint, Tucson Way, 2800 Mockingbird and Parkway Vista properties. The adjustment is computed as follows:

	Pro Forma
	Year Ended
	December 31, 2004

Cash needed to acquire the Hopkins Property	$3,056,377
Cash needed to acquire the Northpoint Property	5,822,663
Cash needed to acquire the Tucson Way Property	9,269,472
Cash needed to acquire the 2800 Mockingbird Property	6,747,926
Cash needed to acquire the Parkway Vista	5,275,597
	$30,172,035

Net cash received from each limited partnership unit issued	$8.80	(1)

Limited partnership units needed to purchase the Hopkins, Northpoint,
Tucson Way, 2800 Mockingbird and Parkway Vista properties	3,428,640
Less historical weighted average of limited partnership units outstanding
for the year ended December 31, 2004	(1,353,476
	2,075,164

¹Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP By: Behringer Harvard Advisors I LP, Co-General Partner

Dated: August 2, 2005	By	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer